Exhibit 99.2
Nasdaq: MRNS @MarinusPharma Photo Credit: Kelly Crews Photography Ryan (center) Living with CDKL5 deficiency disorder Corporate Presentation August 2023

©2023 Marinus Pharmaceuticals. All Rights Reserved I To the extent that statements contained in this presentation are not descriptions of historical facts regarding Marinus, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “may”, “will”, “expect”, “anticipate”, “estimate”, “intend”, “believe”, and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. Examples of forward-looking statements contained in this presentation include, among others, statements regarding our expected revenue and operating expenses for 2023; our commercialization plans for ZTALMY® and clinical development plans for ganaxolone and the expected timing thereof; our anticipated and potential financing plans; expected dosing in our clinical trials; the clinical development schedule and milestones; our expected timing to begin and complete enrollment in our clinical trials; the expected trial design, target patient population and endpoints for our clinical trials; interpretation of scientific basis for ganaxolone use; timing for availability and release of data; the potential safety and efficacy and therapeutic potential of ganaxolone; timing and expectations regarding the potential benefits ZTALMY will provide for patients and physicians; timing and expectations regarding regulatory communications and submissions; expectations regarding our agreement with BARDA; expectations regarding our collaborations with ex-US partners; expectations regarding the potential market opportunities for our product candidates, including oral ganaxolone; potential commercial alliances; expectations regarding our cash flow and cash runway; and our expectations regarding the effect of the COVID-19 pandemic on our business and clinical development plans. Forward-looking statements in this presentation involve substantial risks and uncertainties that could cause our clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, uncertainties and delays relating to patient and physician acceptance of ZTALMY, our ability to obtain adequate market access for ZTALMY; our ability to comply with the FDA’s requirement for additional post-market studies in the required timeframes; the timing of regulatory filings; the potential that regulatory authorities, including the FDA and EMA, may not grant or may delay approval for our product candidates; uncertainties and delays relating to the design, enrollment, completion, and results of clinical trials; unanticipated costs and expenses; early clinical trials may not be indicative of the results in later clinical trials; clinical trial results may not support regulatory approval or further development in a specified indication or at all; actions or advice of the FDA or EMA may affect the design, initiation, timing, continuation and/or progress of clinical trials or result in the need for additional clinical trials; our ability to obtain and maintain regulatory approval for our product candidates; our ability to obtain, maintain, protect and defend intellectual property for our product candidates; the potential negative impact of third party patents on our collaborators’ or our ability to commercialize ganaxolone; delays, interruptions or failures in the manufacture and supply of our product candidates; the size and growth potential of the markets for our product candidates, and our ability to service those markets; our cash and cash equivalents may not be sufficient to support our operating plan for as long as anticipated; our expectations, projections and estimates regarding expenses, future revenue, capital requirements, and the availability of and the need for additional financing; our ability to obtain additional funding to support our commercial and clinical development programs; our dependence on Orion to commercialize ZTALMY in Europe; the potential for our ex-US partners to breach our collaboration agreement or terminate the agreement in accordance with its terms; the effect of the COVID-19 pandemic on our business, the medical community, regulators and the global economy; and the availability or potential availability of alternative products or treatments for conditions targeted by us that could affect the availability or commercial potential of our product candidates. Marinus undertakes no obligation to update or revise any forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to our business in general, see filings we have made with the Securities and Exchange Commission. You may access these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Safe Harbor Statement 2

©2023 Marinus Pharmaceuticals. All Rights Reserved I Ganaxolone Development Pipeline 3 PDUFA date March 2022 MAA filing validation Q4 2021 Ph3 patient enrollment Q1 2022 Topline data 1H 2024 GANAXOLONE Phase 1 Phase 2 Phase 3 Approved Oral Suspension Intravenous Intravenous Intravenous Second Generation Formulation Administered Seizure Disorders Oral Suspension CDKL5 Deficiency Disorder Marigold Study FDA & EC approved Interim analysis Q1 2024 Enroll first patient 2H 2023 First cohort complete year end 2023 Multiple ascending dose (MAD) trial preliminary data year end 2023 Topline data mid-year 2024 Ongoing trial Planned future trial Anticipated Milestones Refractory Status Epilepticus RAISE Trial Tuberous Sclerosis Complex TrustTSC Trial Established Status Epilepticus RESET Trial Refractory Status Epilepticus RAISE II Trial Ganaxolone is a positive allosteric GABAA receptor modulator with a well-defined MOA designed to treat patients suffering from seizure disorders. Ganaxolone is designed to modulate both synaptic and extrasynaptic GABAA receptors to calm over-excited neurons. Lennox-Gastaut Syndrome MAD Study

©2023 Marinus Pharmaceuticals. All Rights Reserved I 4 ¹Symonds JD 2019 Brain ²Curatolo P, Bombardieri R, Jozwiak S. Tuberous sclerosis. Lancet. 2008;372:657–68. ³DeLorenzo RJ et al. J Clin Neurophysiol. 1995; 12: 316-325 4Kapur et al. N Engl J Med 2019;381:2103-13 5Rossetti and Lowenstein. Lancet Neurol. 2011 Oct; 10(10): 922–930 6Trevathan et al. (1997). Epilepsia, 38(12), 1283–1288 Ganaxolone U.S. Market Opportunity Oral Ganaxolone Intravenous (IV) Ganaxolone Second Generation Product Development Stage Incidence / Prevalence Seizure type(s) Indication CDKL5 deficiency disorder Tuberous sclerosis complex FDA and EC approved - Ph3 TrustTSC trial underway - Topline data anticipated mid-year 2024 - 1:40,000 live births¹ - 90-100 U.S. newborns / year - 1:6,000 live births2 - 25-40k refractory U.S. patients Generalized and focal seizures Focal seizures (primarily) Refractory status epilepticus Established status epilepticus - Ph3 RAISE trial underway - Interim analysis planned 1Q 2024 - Ph3 RAISE II trial for European registration expected to initiate 2H 2023 - First cohort completion anticipated year end 2023 35k U.S. patients / year3,5 75k patients / year 3,4 Continuous/persistent electrographic or clinical seizures Lennox-Gastaut syndrome - Multiple ascending dose trial preliminary data expected year end 2023 - 26:100,000 people6 - 48k U.S. patients - Drop seizures (atonic, tonic, or tonic-clonic) - 90% intractable COMMERCIAL PIPELINE PIPELINE PIPELINE Not for promotional use

ZTALMY® (ganaxolone) oral suspension CV Marigold Clinical Data & Commercial Launch Not for promotional use

©2023 Marinus Pharmaceuticals. All Rights Reserved I 6 Reduction in monthly major motor seizure frequency through 2 years of the OLE* Patients who remained in the clinical trial at 2 years experienced sustained reduction in MMSF1 ► Following the pivotal trial, 88 out of 101 patients entered an open-label extension study to evaluate the ongoing safety and efficacy of ZTALMY.1 ► The primary objective of the OLE was to collect additional safety and tolerability data. Safety findings were consistent with the double-blind phase; no new safety findings had emerged at the time of analysis. 1,2 ► Additional efficacy assessments were also performed. Open-label design and small sample size preclude conclusions about efficacy. Phase 3 Marigold Trial Open Label Extension Data Not for promotional use Sustained Seizure reductions were observed in OLE patients *Data as of June 30, 2022 1. Data on file. Marinus Pharmaceuticals, Inc. 2. Specchio N, Amin S, Hulihan J, et al. Extended duration safety and efficacy of ganaxolone for the treatment of CDKL5 deficiency disorder: preliminary open-label extension analysis (Marigold Study). American Epilepsy Society. Dec 4-8, 2020. Virtual conference.

©2023 Marinus Pharmaceuticals. All Rights Reserved I ZTALMY® Q2 2023 Performance Metrics Indicate Early Launch Success 7 $4.2M ZTALMY® U.S. net product revenues for the third full quarter of launch Approximately 120 patients active on therapy Unique prescriber base of approximately 120 physicians, diversified across centers of excellence, large epilepsy centers and community physicians Increased investment in third party data expected to allow targeting of approximately 2x more CDD patients ZTALMY net product revenue guidance increased to between $17M -$18.5M for the fiscal year 2023 ~225 million covered lives, including both commercial and government programs Not for promotional use

©2023 Marinus Pharmaceuticals. All Rights Reserved I A Comprehensive Commercial Strategy to Grow the ZTALMY® Brand 8 Patient identification Activate the caregiver community Focused education to HCPs to establish ZTALMY as the standard of care for CDD seizure management Continuously enhance the patient experience • Elevate by educating HCPs on the importance of determining the genetic etiology of patients with refractory epilepsy syndromes • Inspire through newly added “Shining Moments™” educational programing delivered directly to the caregiver community focused on ZTALMY and CDD the community • Promotional education targeted to HCPs with a high propensity of having CDD patients and prescribing ZTALMY • Data driven analytics and HCP segmentation strategies to deliver the right message, to the right HCP, at the right time • Refine the ZTALMYOne™ patient support program to meet the evolving needs of the CDD community Drive best in class practices, establish Marinus as a leader in refractory epilepsy, and build capabilities for future launches Not for promotional use

Rare Epilepsies Oral Ganaxolone Pipeline

Tuberous Sclerosis Complex “Many individuals with TSC continue to experience uncontrolled seizures despite a cocktail of multiple antiepileptic drugs. Because new options are always needed, the TSC community welcomes clinical evaluation of new epilepsy treatments” - Kari Luther Rosbeck, President & CEO of the Tuberous Sclerosis Alliance

©2023 Marinus Pharmaceuticals. All Rights Reserved I 11 Tuberous Sclerosis Complex (TSC) 1 diMichele, et al, J. Neuro Neurosurg Psychiatry, 2003 *Failure of two prior antiseizure medications with ongoing, frequent seizures. CAUSE • Defect or mutation of TSC1 and/or TSC2 genes SYMPTOMS • Benign tumors, seizures, cognitive impairment, behavioral difficulties, skin abnormalities INCIDENCE PREVALENCE • 1:6,000 live births • ~25K-40K refractory TSC patients in the U.S.* TREATMENTS • Despite available treatments, continued unmet medical need MECHANISTIC RATIONALE • Potential neurosteroid deficiency1 • Pathophysiology may involve GABAergic dysfunction

©2023 Marinus Pharmaceuticals. All Rights Reserved I TSC Phase 2 Trial Results 12 * -200 -100 -80 -60 -40 -20 0 20 40 60 80 100 Percent reduction in TSC-associated seizure frequency =median 16.6% Secondary and Exploratory Analyses Primary Endpoint Results: 16.6% median reduction in TSC-associated seizures Ganaxolone was generally well-tolerated with somnolence, sedation and fatigue reported as the most common adverse events; in addition, one treatment-related serious adverse event of seizure was reported in the trial * Secondary endpoint Proportion of patients with a ≥50% reduction in TSC-associated seizure frequency Intent to Treat (n=23) +Cannabidiol (n=12) +Everolimus (n=11) 0 5 10 15 20 25 30 35 40 45 50 36.4 25.0 30.4 Percent of patients % % % Subjects with Focal Seizure Types (n=19) 0 10 20 30 25.2 Percent reduction in focal seizure frequency (median) %

©2023 Marinus Pharmaceuticals. All Rights Reserved I Phase 3 Protocol Refinements Informed by Phase 2 13 Phase 3 Slower titration initially, designed to optimize tolerability and improve efficacy 0 7 14 21 28 35 0 20 40 60 80 100 Time (days) Approx. % Max GNX Dose TSC Ph2 Titration TSC Ph3 Titration No (n=6) Yes (n=17) 0 5 10 15 20 25 30 Somnolence-related AE Percentreduction in TSC-associated seizure frequency (median) Phase 2 Patients without somnolence related AEs experienced directionally better seizure reductions

©2023 Marinus Pharmaceuticals. All Rights Reserved I Phase 3 Trial Overview 14 ► Enrollment: ~162 patients, targeting 85-90 sites in the U.S., Western Europe, Canada, Israel, Australia and China ► Primary Endpoint: Percent change in 28-day TSC-associated seizure frequency during 16-week treatment period compared to baseline ► Key Secondary Endpoints: Percent change in TSC-associated seizure frequency during 12-week maintenance period, 50% responder rate, and clinical global impression ► FDA has indicated a single pivotal TSC Phase 3 trial could be sufficient for approval Ganaxolone Placebo Baseline (4 weeks) Titration (28 days) Maintenance (12 weeks) Eligible Patients with TSC R 1:1 Primary Endpoint Analysis Open-label Ganaxolone Double-blind Phase

Second Generation Product Development

©2023 Marinus Pharmaceuticals. All Rights Reserved I Second Generation Ganaxolone 16 Goals Target Oral Pharmacokinetic Profile Increase efficacy Consistent delivery to achieve target plasma concentration Improve tolerability Optimize PK profile to reduce Cmax-related adverse effects Reduce dosing frequency More sustained exposure to allow once- or twice-daily dosing Lower cost of goods Better absorption to reduce API requirements per dose Enhance IP protection Improve formulation characteristics to provide opportunity for new IP AUC Cmax Tmax MEC MTC Current profile Target profile Increase the proportion of time the plasma level exceeds a minimally effective concentration (MEC) Avoid a significant increase in peak level (Cmax) that would exceed the maximum tolerated concentration (MTC) Second-generation ganaxolone development approaches: • Reformulation • Prodrug

©2023 Marinus Pharmaceuticals. All Rights Reserved I Phase 1 Oral Reformulation Single Ascending Dose (SAD) PK Ganaxolone reformulation demonstrates linear kinetics at single doses from 100-1200 mg 0 500 1000 1500 2000 2500 3000 3500 100 200 300 400 500 600 700 800 900 1000 1100 1200 Mean AUC0-t (ng*hr/mL) Dose (mg) AUC Reference Reformulation MAD historical reference 0.0 50.0 100.0 150.0 200.0 250.0 300.0 350.0 100 200 300 400 500 600 700 800 900 1000 1100 1200 Mean Cmax (ng/mL) Dose (mg) Cmax Reference Reformulation MAD historical reference Trial Design Single dose PK trial in healthy adult volunteers Evaluated PK profile of 100, 200, 400, 600, 900 and 1200 mg of reformulated oral ganaxolone Compared to reference formulation (ganaxolone suspension) at doses of 400, 600 and 900 mg Ganaxolone reformulation administered as sprinkle mixed with water or yogurt 17

©2023 Marinus Pharmaceuticals. All Rights Reserved I Next Steps: Ganaxolone Reformulation and Prodrug 18 Ganaxolone Prodrug Cohort Dose (BID) N Vehicle Diet 1 600 6 A A 2a 900 6 B B 2b 900 6 B A 2c 900 6 C A 3a 1200 6 B B 3b 1200 6 B A Ganaxolone reformulation: MAD trial design • Healthy adult volunteers • 36 subjects in 6 equal cohorts • All cohorts receive BID GNX reformulation • Steady state PK assessment on Day 8 • Incorporates assessment of food effect and vehicle Oral prodrug candidate selected Goals: • Optimize PK parameters for efficacy, tolerability and dosing frequency • Increase absorption (oral), solubility (IV) Preclinical IND-enabling trials planned Clinical: IND planned for Q4 2024 MAD trial initiated in Q3 2023

©2023 Marinus Pharmaceuticals. All Rights Reserved I Development plan goals • Efficiently select next generation product for clinical development in LGS and other potential indications • Proceed with targeted investments in parallel formulation and prodrug development to accelerate entry to Phase 2/3 • Ensure data related to PK, PD and CMC is sufficient to inform decisions to enter and advance clinical development Pathways to a Novel Oral Formulation for Lennox-Gastaut Syndrome Phase 2A LGS Key Decision Point: Selection of optimal LGS development candidate: prodrug or next generation ganaxolone formulation Reformulation Candidates Final decision for Phase 2b & 3 will be driven by pharmacokinetics, safety / tolerability, dosing schedule, IP and COGS Preclinical PK Candidate 1 Preclinical PK Candidate 2 Prodrug Candidates >150 synthesized Screening IND enabling studies Preclinical PK SAD MAD Phase 3 LGS SAD Phase 2B LGS = Decision point SAD: single-ascending dose MAD: multiple-ascending dose Reformulation Prodrug 19 MAD

Acute Seizure Disorders Intravenous (IV) Ganaxolone Pipeline

Status Epilepticus

©2023 Marinus Pharmaceuticals. All Rights Reserved I Status Epilepticus (SE): Definition and Epidemiology 22 SE is the second most common neurologic emergency in the U.S.1 150,000 cases per year2 1. Anesthesia and Intensive Care Medicine, February 02, 2018 , Update on the management of status epilepticus 2. DeLorenzo RJ Pellock JM Towne AR Boggs JG. Epidemiology of status epilepticus. J Clin Neurophysiol. 1995; 12: 316-325 Background Prolonged continuous or near-continuous seizures Heterogeneous patient population with etiologies that include brain tumors, stroke, encephalitis, drug intoxication, or alcohol withdrawal Pre-existing epilepsy in less than half of SE cases Status epilepticus can result in permanent neuronal damage and contribute to high morbidity and mortality Becomes more treatment refractory with progression

©2023 Marinus Pharmaceuticals. All Rights Reserved I 23 Pharmacokinetics/Pharmacodynamics Well Suited for Acute SE Treatment Experimental PK – plasma and brain1 Brain and plasma concentration after ganaxolone 3 mg/kg IM in mice Human PD – EEG changes2 EEG bispectral index in healthy volunteers following IV ganaxolone 1. Zolkowska D, Wu CY, Rogawski MA. Intramuscular allopregnanolone and ganaxolone in a mouse model of treatment‐resistant status epilepticus. Epilepsia. 2018 Oct;59:220-7. 2. Data on file, Marinus Pharmaceuticals, inc. Human PK2 Following 30 mg ganaxolone bolus (over 5 minutes): Cmax 1,240 ng/mL Tmax 0.08 hrs Ganaxolone activates the extrasynaptic GABAA receptor, is associated with high brain concentrations, and delivers a rapid onset of action.

©2023 Marinus Pharmaceuticals. All Rights Reserved I Strategic Approach to SE Clinical Development 24 1. DeLorenzo RJ Pellock JM Towne AR Boggs JG. Epidemiology of status epilepticus. J Clin Neurophysiol. 1995; 12: 316-325 2. Kapur et al. Randomized Trial of Three Anticonvulsant Medications for Status Epilepticus N Engl J Med 2019;381:2103-13. 3. Rossetti and Lowenstein. Management of refractory status epilepticus in adults Lancet Neurol. 2011 Oct; 10(10): 922–930 Benzodiazepine Administered (Medically induced Coma) Established Status Epilepticus (ESE) IV AEDs (antiepileptic drugs) IV Anesthetics Super Refractory Status Epilepticus (SRSE) Refractory Status Epilepticus (RSE) 1st Line Status Epilepticus 2nd Line 3rd Line 150,000 Pts/Year1 75,000 Pts/Year2 35,000 Pts/Year3 10,000 Pts/Year3

©2023 Marinus Pharmaceuticals. All Rights Reserved I Treatment Period Loading Dose Maintenance Taper 25 Phase 2 Refractory Status Epilepticus Trial (RSE) Design • Diagnosis of convulsive or non-convulsive SE • Failed at least one 2nd line IV AED but had not progressed to 3rd line IV anesthetics Bolus plus continuous infusion 2-4 day infusion 18-hour taper Screening Post-treatment Follow-up 24 hour Weeks 2, 3, 4 SE Patients Cohort Dose of ganaxolone/day N Low 500mg/day 5 Medium 650mg/day 4 High 713mg/day 8 Goals of a new treatment Limitations of current treatments Endpoints • Rapid cessation • Maintenance of seizure control • Prevent progression to IV anesthetics • 1st line Benzodiazepines ineffective in 45%-50%; limited by cardiovascular and respiratory side effects • 2nd line Ineffective in over 50% of established SE; further decreased response in refractory SE • 3rd line IV Anesthetics: high morbidity, mortality ~35%; increased duration of hospitalization and costs of care • Primary: Percent of patients who did not require escalation of treatment with IV anesthetic within the first 24 hours after ganaxolone initiation • Secondary: Additional efficacy, safety and tolerability 8 males, 9 females Mean age: 57 years old (range: 23-88) 17 patients enrolled

©2023 Marinus Pharmaceuticals. All Rights Reserved I 26 Phase 2 Trial Results Demonstrated Rapid Onset And Durability of Effect Data presented at AES 2019 AEDs – antiepileptic drugs Cohort No escalation to IV anesthetics within 24 hours from infusion initiation (Primary Endpoint) Status-free through 24 hours from infusion initiation (investigator determination) No escalation to additional IV AEDs or IV anesthetics for status relapse at any time through 24 hours after ganaxolone discontinuation No SE Relapse at anytime during the 4-wk follow up period High (713 mg/day) (n=8) 100% (8 of 8) 88% (7 of 8) 100% (8 of 8) 100% (6 of 6) (1ET, 1 died) Medium (650 mg/day) (n=4) 100% (4 of 4) 100% (4 of 4) 75% (3 of 4) 67% (2 of 3) (1 ET) Low (500 mg/day) (n=5) 100% (5 of 5) 100% (5 of 5) 60% (3 of 5) 50% (1 of 2) (1 died) Immediate Prior AED Administered 4 Hours (mean) to ganaxolone treatment SE Cessation Occurred Rapidly in All Dose Groups (median = 5 minutes) Safety Summary: • 2 treatment emergent serious adverse events noted as severe sedation • 13 treatment emergent adverse events: 5 moderate (4 somnolence; 1 hypercarbia); 6 mild (2 hypotension, 2 somnolence, 1 urinary retention, 1 hypercarbia) Trial data published in Epilepsia

©2023 Marinus Pharmaceuticals. All Rights Reserved I 27 PK/PD Relationship and Rationale for Target Dose Modeled PK Curves for All Dose Groups High Dose Achieved Target Range ≥ 500 ng/mL for ~8 hours Only High Dose Provided Sustained Reduction (>80%) Throughout Entire Analysis Window Data presented at AES 2019 PK: Pharmacokinetics / PD: Pharmadynamic Seizure Burden Reduction Occurred Rapidly in All Dose Groups

©2023 Marinus Pharmaceuticals. All Rights Reserved I RAISE: Phase 3 Trial in Refractory Status Epilepticus 28 Ganaxolone development for RSE is being funded, in part, by the Biomedical Advanced Research and Development Authority (BARDA), part of the Office of the Assistant Secretary for Preparedness and Response at the U.S. Department of Health and Human Services, under contract number 75A50120C00159. TRIAL DESIGN • Double-blind, randomized, placebo-controlled trial in 124 patients with RSE DOSING • 36-hour infusion followed by a 12-hour taper (48-hour treatment) • Phase 2 dose paradigm and extends ganaxolone plasma exposure ≥ 500 ng/mL for 12 hours CO-PRIMARY ENDPOINTS • Proportion of participants with SE cessation within 30 minutes of trial drug initiation without medications for acute treatment of SE • Proportion of participants with no progression to IV anesthesia for 36 hours following trial drug initiation SECONDARY ENDPOINTS • No progression to IV anesthesia for 24 hours off trial drug (72 hours) • Time to SE cessation • Healthcare utilization metrics (e.g., length of stay, # of ICU days, time on mechanical ventilation) • Functional outcomes ANALYSIS • Sequential testing of co-primary followed by key secondary endpoints • Analysis plan allows for potential interim analysis at N=82 subjects SCREENING Dose Initiation (Time 0) Treatment Period Follow-up Period Weeks 1,2,3 & 4 Daily 48-120 hours Day 2 Hours 24-48 Hours 36-48 (taper) Daily Hours 0 -24 Bolus dose Continuous Infusion Taper Treatment duration is 2 days (including a 12-hour taper)

©2023 Marinus Pharmaceuticals. All Rights Reserved I Baseline Characteristics: RSE Phase 2 vs. Phase 3 29 *This is preliminary data as of July 2023 and may not be representative of demographics of patients upon full enrollment of the RAISE trial Age (mean range) Consented Subjects Dosed History of Epilepsy Seizure Burden (Standard Deviation) 56.9 (23-88) 59 (15-90) 53% 60% 81% 48% 61.4% (37) 33% (32) STESS (SE Severity Score - mean range) Etiology With Prominent Motor features 2.8 (0-6) 2.8 (0-6) 29% 31% Tumors Stroke/hemorrhage Traumatic brain injury Neurodegenerative disorder Alcohol withdrawal Illicit drug use Metabolic disturbance Infection Autoimmune disorder Tumors Stroke/hemorrhage Traumatic brain injury Alcohol withdrawal Infection Autoimmune disorder Medication noncompliance Tuberous sclerosis Open Label Phase 2 RSE Trial Phase 3 RSE Trial*

©2023 Marinus Pharmaceuticals. All Rights Reserved I RESET: Phase 2 Trial in Established Status Epilepticus 30 1 Kapur et al. Randomized Trial of Three Anticonvulsant Medications for Status Epilepticus N Engl J Med 2019;381:2103-13. Key Trial points: • Patients with convulsive status epilepticus • New dosing paradigm • FDA has indicated alignment on overall study design • Exception From Informed Consent community engagement planning underway • Planned start in 2H 2022 Benzodiazepine Administered IV AEDs (antiepileptic drugs) IV Anesthetics (Medically Established Status induced Coma) Epilepticus (ESE) Super Refractory Status Epilepticus (SRSE) Refractory Status Epilepticus (RSE) 1st Line 2nd Line 3rd Line Status Epilepticus ICU Tertiary Center ICU Emergency Room Key Trial points: • Patients with convulsive status epilepticus • New dosing paradigm • Exception From Informed Consent community engagement underway • Sequential subject cohorts will evaluate dose and duration of treatment

©2023 Marinus Pharmaceuticals. All Rights Reserved I RESET Trial Design in Established Status Epilepticus 31 Screening <30 min Enrollment Fail BZD IV ganaxolone infusion 1 IV ganaxolone infusion 3 SOC IV AED Convulsive SE (N=40) Ganaxolone bolus Ganaxolone bolus Ganaxolone bolus Seizures YES NO Seizures YES NO Seizures YES NO SOC Treatment Phase After each 5-subject cohort, will evaluate: Bolus – safety (sedation) / efficacy within 30 min Infusion – safety (sedation) / efficacy during ganaxolone infusion Duration – efficacy after infusion has been completed IV ganaxolone infusion 2 Dose optimization phase followed by double-blind phase with selected regimen Dose Optimization Phase

©2023 Marinus Pharmaceuticals. All Rights Reserved I RAISE II: Phase 3 Trial in Refractory Status Epilepticus 32 1 Kapur et al. Randomized Trial of Three Anticonvulsant Medications for Status Epilepticus N Engl J Med 2019;381:2103-13. Benzodiazepine Administered IV AEDs (antiepileptic drugs) IV Anesthetics (Medically Established Status induced Coma) Epilepticus (ESE) Super Refractory Status Epilepticus (SRSE) Refractory Status Epilepticus (RSE) 1st Line 3rd Line Status Epilepticus 2nd Line ICU Tertiary Center ICU Emergency Room RAISE vs. RAISE II TARGET PATIENT POPULATION Failure of at least two or more treatments, either: Benzodiazepine(s) + > 1 IV AED OR > 2 IV AEDs (n=124) Failure of benzodiazepines and at least one IV AED’s (RSE) (n=70) COMPARATOR Ganaxolone vs. Placebo in patients receiving background standard of care Ganaxolone vs. Placebo with concurrent IV AED initiation PRIMARY ENDPOINT Co-primary endpoints: (1)SE cessation within 30 min (2) no escalation to IV anesthesia within 36 hrs Responder analysis: SE cessation within 30 min and no escalation of care within 36 hrs Trial Goals: • Support potential European approval in RSE • Potential indication expansion opportunity (relative to the RAISE trial population)

Building Commercial Infrastructure for Future IV Launches

©2023 Marinus Pharmaceuticals. All Rights Reserved I Clinical and Healthcare Costs Associated with RSE 34 Utilization and Cost Outcomes Metric Cohort 1 (≤ 1 IV AED) Cohort 2 (> 1 IV AED) Cohort 3 (≥ 1 IV anesthetic) All Unique RSE patient encounter, N (%) 14,694 (33.4) 10,140 (23.1) 19,154 (43.5) 43,988 (100) Hospital length of stay (LOS) (days) Mean* 4.7 7.2 12.0 8.4 Median* 3 4 8 5 ICU LOS (for ICU patients only) Mean* 2.7 3.1 6.6 5.4 Median* 2 2 4 3 Total hospital cost* ($USD) Mean* $11,532 $18,328 $41,858 $26,304 Median* $6,812 $10,592 $24,105 $13,201 * Indicates p<0.05 across all pairwise comparisons Source: Guterman EL 2021 JAMA Neurol. Ganaxolone may offer the potential to reduce hospital costs and length of stay Treatments that prevent progression to SRSE with its associated complications may reduce length of stay and hospital costs

©2023 Marinus Pharmaceuticals. All Rights Reserved I Differentiated Market Access Strategy to Ensure Success for IV Ganaxolone Formulation (DRG), diagnosis-related group reimbursement 35 PRICING & REIMBURSEMENT • U.S./EU Pricing research initiated and ongoing • Determining New Technology Add-on Payment (NTAP) timing • Evaluating DRGs and other hospital payment systems DELIVERY & PATIENT ACCESS • Aligning on distribution pathway • Building plan for RSE and evaluating impact of ESE expansion VALUE PROPOSITION & HEALTH ECONOMIC MESSAGING • Assessing current treatment protocols • Evaluating burden of illness and hospital impact to expand & include cost avoidance metric CUSTOMER ENGAGEMENT • Considering impact of hospital networks to payer team • Ongoing assessment of potential hospital target segmentation underway

Financial Update

©2023 Marinus Pharmaceuticals. All Rights Reserved I Financial Overview 37 Analyst Coverage*: Cantor Fitzgerald: Charles C. Duncan, Ph.D. Cowen: Joseph Thome, Ph.D. H.C. Wainwright & Co: Douglas Tsao Jefferies: Andrew Tsai JMP Securities: Jason N. Butler, Ph.D. Ladenburg Thalmann: Michael Higgins Oppenheimer: Jay Olson RBC: Brian Abrahams RW Baird: Brian Skorney SVB Securities: Marc Goodman Truist: Joon Lee, M.D., Ph.D. *Note: Opinions, estimates, and forecasts of the individual analysts regarding Marinus do not represent opinions, estimates, and forecasts of Marinus. The listing above does not imply endorsement or concurrent with their information, conclusions, or recommendations. 1 Fully dilutive total includes impact of pre-funded warrants and outstanding stock options and RSU’s Investor Relations – Nasdaq: MRNS 2023 Full Year Guidance Revenues: • U.S. ZTALMY Net Product Revenue: $17 - $18.5 million • BARDA Revenue: $11 - $12 million Operating Expenses • FY 2023 GAAP operating expenses (SG&A and R&D) of between $160 - $165 million; including ~$15 million of non-cash stock-based compensation Financial Summary (at June 30, 2023): • $175.3 million in cash, cash equivalents, and short-term investments • $75 million in debt; interest only through May 2024, matures 2026 • 50.6 million shares outstanding; 61.4 million shares outstanding on a fully dilutive basis1

Intellectual Property

©2023 Marinus Pharmaceuticals. All Rights Reserved I Multiple Layers Of Potential Protection 39 Orphan drug designations for CDD and PCDH19 provide 7 and 10 years regulatory exclusivity in U.S. and EU, respectively. Orphan drug designation for SE provides 7 years regulatory exclusivity in U.S. U.S. Patents/ Patent Applications Expiration Date Status Epilepticus Method of Use Patent granted on clinical regimen 2040 Patent granted on clinical regimen using broader ganaxolone dosing 2040 Applications pending on dosing regimens for SRSE and ESE 2041/2042 Formulation Licensed Captisol® patents Through 2033 Applications pending on IV formulation 2036 CDKL5 Deficiency Disorder Method of Use Patent granted (licensed) for treatment of epileptic disorders 2037 Application pending on dosing regimen 2038/2041/2042 Formulation Patents granted (oral suspension) 2031 (if PTE granted) Tuberous Sclerosis Complex Method of Use Patent granted on a method of treating TSC-related epilepsy 2040 Application pending on new dosing regimens 2041/2042 Formulation Patents granted (oral suspension) 2031 (if PTE granted) Second Generation Ganaxolone Formulation Application pending on second generation formulations 2042/2043

Appendix

©2023 Marinus Pharmaceuticals. All Rights Reserved I 41 Ganaxolone Placebo 0 10 20 30 40 Median Percent Reduction 28-day Frequency of Major Motor Seizures 30.7% 6.9% *Wilcoxon Rank-Sum Test **Hodges-Lehman Estimate of Median Dif erence Patients taking ganaxolone experienced a significant reduction in seizure frequency Ganaxolone reduced the frequency of monthly major motor seizures by a median of 30.7% compared with 6.9% for placebo (p=0.0036)* Δ = 27.1% (47.9 - 9.6)** *Hodges-Lehmann estimate of median difference (95% confidence interval) **Wilcoxon rank-sum test Phase 3 Marigold data published in The Lancet Neurology First international CDKL5 guidelines published in Frontiers in Neurology Phase 3 CDD Marigold Trial Data and Safety Summary Not for promotional use Treatment Emergent Adverse Events (TEAE) Preferred Term Placebo (n=51) Ganaxolone (n=50) Any TEAE, n (%) 45 (88.2) 43 (86.0) Somnolence 8 (15.7) 18 (36.0) Pyrexia 4 (7.8) 9 (18.0) Upper Respiratory Tract Infection 3 (5.9) 5 (10.0) Constipation 3 (5.9) 3 (6.0) Salivary Hypersecretion 1 (2.0) 3 (6.0) Sedation 2 (3.9) 3 (6.0) Includes AEs that occurred >5% of subjects in ganaxolone arm and ganaxolone > placebo Preferred Term Placebo (n=51) Ganaxolone (n=50) Any Serious TEAE, n (%) 5 (9.8) 6 (12.0) Bronchitis 0 (0.0) 1 (2.0) Rhinovirus Infection 0 (0.0) 1 (2.0) Urinary Tract Infection 0 (0.0) 1 (2.0) Pneumonia Mycoplasmal 1 (2.0) 0 (0.0) Pneumonia Viral 1 (2.0) 0 (0.0) Respiratory Syncytial Virus Bronchiolitis 1 (2.0) 0 (0.0) Oxygen Saturation Decreased 0 (0.0) 1 (2.0) Food Refusal 0 (0.0) 1 (2.0) Pneumonia Aspiration 0 (0.0) 1 (2.0) Hypoxia 1 (2.0) 0 (0.0) Faecaloma 1 (2.0) 0 (0.0) Hypotonia 1 (2.0) 0 (0.0) Seizure 1 (2.0) 0 (0.0) Unresponsive to Stimuli 1 (2.0) 0 (0.0) Serious Treatment Emergent Adverse Events

©2023 Marinus Pharmaceuticals. All Rights Reserved I Average Ganaxolone Levels Correlate with Seizure Reduction 42 • Logarithms of plasma ganaxolone level and percentage change in major motor seizure frequency were negatively correlated • Patients in the Medium and High ganaxolone level groups had an average ganaxolone concentration of 120 ng/mL and a median 38.5% reduction in seizure frequency • Incidence of CNS-related adverse events was similar across ganaxlone dose level groups Loge percentage change in major motor seizure frequency was calculated as loge (percentage change + 100) 3.0 3.5 4.0 4.5 5.0 5.5 6.0 2.5 3.0 3.5 4.0 4.5 5.0 5.5 Loge GNX Level (ng/mL) Loge Percent Change Major Motor Seizure Frequency Equivalent % Change in Major Motor Seizure Frequency r = -0.512 p = 0.001 *Pearson correlation * 145 48.4 -10.0 -45.4 -66.9 -79.9 -87.8 Equivalent GNX Level (ng/mL) 20.1 33.1 54.6 90.0 148 245 403 Low (40 ng/m L*) Medium (70 ng/m L*) High (170 ng/m L*) -100 -75 -50 -25 0 25 50 75 100 Percent Change in Major Motor Seizure Frequency **p = 0.01 *m ean GNX level w it h in Grou p **Kru skal-W allis Test n =13 n =13 n =12 Goal of reformulation is to drive consistent plasma ganaxolone levels to the mid- and upper-end of the target range

©2023 Marinus Pharmaceuticals. All Rights Reserved I 43 Modeling of multiple dose BID PK from SAD data Cmax ~ 187 ng/mL Cmin~ 50 ng/mL Steady state PK modeling shows linear dose exposure relationship up to 1500 mg BID for ganaxolone reformulation 0.0 50.0 100.0 150.0 200.0 250.0 300.0 350.0 400.0 450.0 100 200 300 400 500 600 700 800 900 1000 1100 1200 Mean Cmax (ng/mL) Dose (mg)* Cmax Reformulation multiple dose PK model MAD data oral suspension Measured ganaxolone concentration, 900 mg single dose Modeling of BID PK from SAD study, 900 mg BID Oral suspension: 900 mg BID Reformulation: 900 mg BID Cmax ~ 251 ng/mL Cmin~ 92 ng/mL Oral Ganaxolone Steady state Reformulation: Potential for Optimized Efficacy, Tolerability and Dosing Frequency

©2023 Marinus Pharmaceuticals. All Rights Reserved I 44 Details on Baseline Patient Characteristics for Phase 2 RSE Trial NCSE: Non-convulsive status epilepticus CSE: Convulsive status epilepticus LAC: Lacosamide LEV: Levetiracetam LOR: Lorazepam PHT: Phenytoin fPHT: Fosphenytoin VPA: Valproic Acid *Bolded, underlined IV AED’s were the last ones administered prior to GNX Patient Dosing Cohort Etiology History of Epilepsy Type of SE Failed Antiseizure Medications Prior to GNX* Dose of Last IV AED Administered Prior to GNX (Recommended Dose) 1 Low Vascular No NCSE LAC, LEV 200mg (200-600mg) 2 Low Unknown Yes NCSE fPHT, LEV 1,000mg (1000-3000mg) 3 Low Vascular No NCSE LOR, LAC, LEV 600mg (200-600mg) 4 Low Vascular No NCSE LOR, LAC, LEV 600mg (200-600mg) 5 Low Tumor No CSE LOR, LAC, LEV 2,000mg (1000-3000mg) 6 Medium Vascular No NCSE LOR, LAC, LEV 600mg (200-600mg) 7 Medium Drug Overdose / Withdrawal Yes CSE LOR, LEV 1,000mg (1000-3000mg) 8 Medium Unknown Yes CSE → NCSE LOR, LAC, LEV 1,000mg (1000-3000mg) 9 Medium Tumor Yes NCSE LAC, LEV, PHT 200mg (100mg) 10 Target Vascular Yes CSE LOR, LAC, VPA 400mg (200-600mg) 11 Target Drug Overdose / Withdrawal No CSE LOR, LAC, LEV 400mg (200-600mg) 12 Target Tumor Yes NCSE LOR, LEV, VPA 700mg (1000-3000mg) 13 Target Autoimmune No NCSE LOR, LEV 1,000mg (1000-3000mg) 14 Target Vascular No NCSE LOR, LAC, LEV, PHT 200mg (200-600mg) 15 Target Vascular Yes CSE LOR, LEV 1,000mg (1000-3000mg) 16 Target Tumor No NCSE LOR, LAC, LEV 400mg (200-600mg) 17 Target Autoimmune No NCSE LOR, fPHT, LAC, LEV, VPA 200mg (200-600mg)

©2023 Marinus Pharmaceuticals. All Rights Reserved I 45 RAISE Trial Sites Standard of Care Progression to IV Anesthesia ► Surveyed PI’s at selected RAISE Trial sites to learn more about their standard of care natural history progression to IV anesthesia following the failure of one versus more than one 2nd-line IV AEDs Trial population Of those that escalate to 3rd -line IV anesthesia, they do so in ~2.5 hours following failure of the second 2 nd -line IV AED Clear unmet medical need in patients that fail two or more 2 nd line IV AEDs Guides site selection and approximates placebo response for escalation to IV anesthesia co-primary Patients with non-convulsive status epilepticus (NCSE) median 1  2 0 20 40 60 80 100 # of failed 2 nd -line IV AEDs %of Patients Progressing to 3 rd -line IV anesthetics median + 95% CI

©2023 Marinus Pharmaceuticals. All Rights Reserved I RAISE Protocol Amended to Accelerate Enrollment 46 Original Protocol Amended Protocol Patients excluded IF SE would NOT warrant anesthesia for the next 24 hours IV anesthesia would likely be next treatment if study drug (ganaxolone or placebo) does not control SE Treatment of the current SE episode w/ IV anesthetics at adequate dose and duration to induce anesthesia IV anesthesia (any dose/any indication) for less than 18 hours* Benzodiazepine(s) and two or more second-line IV AEDs At least two or more treatments, either: 1. Benzodiazepine(s) + > 1 IV AED 2. > 2 IV AEDs At least 6 minutes of seizure activity in the 30-minute period prior to study drug initiation (20% seizure burden) At least 6 minutes of seizure activity in any 30 minutes within one hour of study drug initiation Ceribell rapid EEG permitted for screening only Ceribell rapid EEG permitted for study qualification and determination of EEG cessation (1st co-primary endpoint) < 35 < 40 Included midazolam, propofol, thiopental, pentobarbital, phenobarbital or ketamine Phenobarbital and ketamine removed from list of anesthetic agents *Patients with continuing seizures despite IV anesthesia are excluded Goal is to drive greater enrollment without reducing sensitivity of study outcomes Amended protocol more closely aligns with Phase 2 population and clinical workflow Protocol component EEG criteria EEG criteria Prior failed treatments Pre-treatment IV anesthesia Escalation of treatment EEG monitoring BMI IV anesthetic agents

©2023 Marinus Pharmaceuticals. All Rights Reserved I Partnership and Non-Dilutive Funding Overview 47 1 Subject to launch of Ztalmy and continued development and commercialization of ganaxolone 2 Subject to continued development and commercialization of ganaxolone 3 Additional funding of up to ~$18 million exists under current contract; approval subject to continued IV ganaxolone development and at the option of BARDA Key Non-Dilutive Financing Opportunities: • Orion (EU) and Tenacia (China) royalties and milestones associated with Ganaxolone commercialization and development1,2 • Expected expansion of ganaxolone opportunity into new markets via collaboration • Expansion of BARDA activities in connection with continued development of IV ganaxolone3 Impact of Partnerships Expanding $ 2023 2024 On-Going BARDA and Orion (EU) R&D Reimbursement Orion (EU) Royalty and Milestones1 $Oaktree Capital Tenacia (China) Royalty and Milestones2 $ BARDA3 & Other Global Partnerships Actively Pursuing Biologix (MENA) Revenues and Milestones2 $